EXHIBIT 99.1

Norwegian Cruise Line Holdings Ltd. Appoints Scott Dahnke to Board of Directors

MIAMI, July 14, 2020 (GLOBE NEWSWIRE) -- Norwegian Cruise Line Holdings Ltd. (NYSE:NCLH) (together with NCL Corporation Ltd., "Norwegian Cruise Line Holdings," "Norwegian" or the "Company") today announced the appointment of Scott Dahnke to its Board of Directors (the "Board") as a new independent director, effective July 14, 2020.

“It is my pleasure to welcome Scott to our Board of Directors,” said Russell W. Galbut, chairman of the Board. “Scott’s extensive experience partnering with and building leading consumer brands over multiple decades will be invaluable to our Board.”

“Scott is an ideal candidate and his experience will complement the diverse talents of our existing board members,” said Frank J. Del Rio, president and chief executive officer of Norwegian Cruise Line Holdings. “Scott brings strong leadership capabilities and significant finance, management, and investing expertise, as well as unique insights into the global consumer that he has cultivated during his impressive career.”

Mr. Dahnke is the Global co-Chief Executive Officer of L Catterton, the world’s largest consumer-focused private equity firm, with approximately $20 billion of equity capital across seven fund strategies in 17 offices globally. He has a broad range of business experience in private equity, consulting, management, and finance. At L Catterton, Mr. Dahnke has completed more than 30 investments in companies, including: Peloton, Restoration Hardware, The Honest Company, Zarbee’s Naturals, Kettle Chips, Equinox, Wellness Pet Food, Heartland RV, YoCrunch, Nature’s Variety, Edible Arrangements, Ferrara Candy, Rachael Ray Nutrish, Vroom, Leslie’s Pool Supplies, and Noodles & Company. L Catterton announced an investment in Norwegian Cruise Line Holdings in May 2020. Mr. Dahnke has also recently been appointed Chair of the Board of Directors of Williams-Sonoma, Inc. (NYSE:WSM) and serves on the Board of Directors of Vroom (NASDAQ:VRM).

Prior to joining L Catterton in 2003, Mr. Dahnke was a Managing Director at Deutsche Bank Capital Partners and at AEA Investors, where he led AEA's consumer products investing effort. Earlier in his career, he served consumer-focused clients on a wide array of strategic and operational matters as a Partner at McKinsey & Company, and worked in the Merger Department of Goldman, Sachs & Co. and with General Motors. He received a B.S., magna cum laude, in Mechanical Engineering from the University of Notre Dame and earned academic honors while receiving an MBA from the Harvard Business School.

“I am pleased to be joining the Board of Norwegian Cruise Line Holdings at such a dynamic time for the industry,” said Scott Dahnke, Global co-Chief Executive Officer of L Catterton. “Norwegian has been an innovator in global cruise travel, providing exceptional vacation experiences to consumers for more than 50 years, and I look forward to leveraging my insights and experience as I work closely with my fellow Board members and management to continue building on this great legacy.”

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) is a leading global cruise company which operates the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands. With a combined fleet of 28 ships with approximately 59,150 berths, these brands offer itineraries to more than 490 destinations worldwide. The Company will introduce nine additional ships through 2027.

About L Catterton

With approximately $20 billion of equity capital across seven fund strategies in 17 offices globally, L Catterton is the largest consumer-focused private equity firm in the world. L Catterton's team of nearly 200 investment and operating professionals with management teams around the world to implement strategic plans to foster growth, leveraging deep category insight, operational excellence, and a broad thought partnership network. Since 1989, the firm has made over 200 investments in leading consumer brands. L Catterton was formed through the partnership of Catterton, LVMH, and Groupe Arnault. For more information about L Catterton, please visit www.lcatterton.com.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of: the spread of epidemics, pandemics and viral outbreaks and specifically, COVID-19, on our financial condition and operations, which adversely affects our ability to obtain acceptable financing in an amount equal to the resulting reduction in cash from operations, and the current, and uncertain future, other impacts of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price; our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow; coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions; the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise; our success in reducing operating expenses and capital expenditures and the impact of any such reductions; our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election; trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto; the unavailability of ports of call; future increases in the price of, or major changes or reduction in, commercial airline services; our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events; adverse incidents involving cruise ships; adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; our potential future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders; any further impairment of our trademarks, trade names or goodwill; breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; fluctuations in foreign currency exchange rates; overcapacity in key markets or globally; our expansion into and investments in new markets; our inability to obtain adequate insurance coverage; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; our reliance on third parties to provide hotel management services for certain ships and certain other services; our inability to keep pace with developments in technology; changes involving the tax and environmental regulatory regimes in which we operate; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the Securities and Exchange Commission. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact

Andrea DeMarco
(305) 468-2339
InvestorRelations@nclcorp.com

Jessica John
(786) 913-2902